UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4260
                                   ------------


                       AXP GOVERNMENT INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
  Short Duration
        U.S. Government
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2005

AXP Short Duration U.S. Government Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements (Portfolio)                         15

Notes to Financial Statements (Portfolio)                18

Report of Independent Registered
   Public Accounting Firm (Portfolio)                    23

Financial Statements (Fund)                              24

Notes to Financial Statements (Fund)                     27

Report of Independent Registered
   Public Accounting Firm (Fund)                         37

Federal Income Tax Information                           38

Fund Expenses Example                                    41

Board Members and Officers                               43

Approval of Investment Management Services Agreement     46

Proxy Voting                                             47

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Fund Snapshot
        AT MAY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Jamie Jackson*                    6/03                       17
Scott Kirby*                      6/01                       24

* The Fund is managed by a team of portfolio managers led by Jamie Jackson and Scott Kirby.

FUND OBJECTIVE

For investors seeking a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Inception dates by class
A: 8/19/85    B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: IFINX      B: ISHOX     C: AXFCX     I: --        Y: IDFYX

Total net assets                                         $1.638 billion

Number of holdings                                                  176

Weighted average life(1)                                      2.3 years

Effective duration(2)                                         1.6 years

Weighted average bond rating(3)                                     AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

U.S. government obligations & agencies 46.8%
Mortgage-backed securities 42.5%
CMBS/ABS* 5.7%
Short-term securities** 5.0%

*  Commercial mortgage-backed securities/Asset-backed securities

** Of the 5.0%, 4.5% is due to security lending activity and 0.5% is the Portfolio's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                       100.0%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
  X                  HIGH
                     MEDIUM   QUALITY
                     LOW

Shares of the Fund are not insured or guaranteed by the U.S. government.

Fund holdings are subject to change.

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3   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                         +1.92%       +1.88%       +2.03%

+1.92% = AXP Short Duration U.S. Government Fund Class A (excluding sales charge)
+1.88% = Lehman Brothers 1-3 Year Government Index (unmanaged)
+2.03% = Lipper Short U.S. Government Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B               Class C             Class I        Class Y
(Inception dates)            (8/19/85)             (3/20/95)             (6/26/00)           (3/4/04)       (3/20/95)
                                                          After                 After
                        NAV(1)      POP(2)    NAV(1)     CDSC(3)    NAV(1)     CDSC(4)        NAV(5)         NAV(6)
at May 31, 2005
1 year                  +1.92%      -2.91%    +1.16%     -3.81%     +1.16%     +0.16%         +2.06%         +2.10%
3 years                 +2.17%      +0.52%    +1.41%     +0.11%     +1.40%     +1.40%           N/A          +2.34%
5 years                 +4.45%      +3.43%    +3.66%     +3.31%       N/A        N/A            N/A          +4.62%
10 years                +4.78%      +4.27%    +3.98%     +3.98%       N/A        N/A            N/A          +4.93%
Since inception         +6.44%      +6.18%    +4.25%     +4.25%     +3.47%     +3.47%         +0.94%         +5.21%

at June 30, 2005
1 year                  +2.08%      -2.77%    +1.32%     -3.66%     +1.32%     +0.33%         +2.22%         +2.26%
3 years                 +2.06%      +0.42%    +1.30%     +0.00%     +1.29%     +1.29%           N/A          +2.23%
5 years                 +4.20%      +3.19%    +3.42%     +3.06%     +3.38%     +3.38%           N/A          +4.37%
10 years                +4.72%      +4.21%    +3.92%     +3.92%       N/A        N/A            N/A          +4.87%
Since inception         +6.42%      +6.16%    +4.23%     +4.23%     +3.43%     +3.43%         +1.03%         +5.18%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Jamie Jackson and Scott Kirby discuss the Fund's positioning and results for the annual period ended May 31, 2005.

Q:  How did AXP Short Duration U.S. Government Fund perform for the fiscal year?

A: AXP Short Duration U.S. Government Fund's Class A shares (excluding sales charge) rose 1.92% for the 12 months ended May 31, 2005. The Fund outperformed the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 1.88%. The Lipper Short U.S. Government Funds Index, representing the Fund's peer group, rose 2.03% over the same time frame.

    To help keep the Fund competitive with its peers, American Express Financial Corporation implemented a new expense cap on June 1, 2005, reducing the maximum level of expenses borne by Class A shareholders from 0.93% of net assets per fiscal year to a maximum 0.89% of net assets per year.

Q: What factors most significantly affected Fund performance during the annual period?

A: The Fund's returns were helped primarily by effective yield curve positioning, duration positioning and sector allocation, despite a challenging environment for short-term fixed income investors. As the Federal Reserve Board (the Fed) raised interest rates eight times during the annual period, bringing the targeted federal funds rate to 3%, the difference in yields between short- and long-term maturities narrowed or flattened dramatically. Indeed, the two-year Treasury yield rose 98 basis points over the 12 months to a level of 3.60%. The five-year and 10-year Treasury yields actually fell 10 basis points and 72 basis points to levels of 3.76% and 4%, respectively. We had prudently positioned the portfolio early in the reporting period for just such a yield curve flattening scenario, and thus the Fund outperformed the Lehman Index even with this significant increase in short-term yields. We kept the Fund's duration shorter than the Lehman Index.

SEC YIELDS

At May 31, 2005 by class
A: 2.87%      B: 2.27%     C: 2.27%     I: 3.40%    Y: 3.19%

At June 30, 2005 by class
A: 3.05%      B: 2.45%     C: 2.45%     I: 3.52%    Y: 3.34%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

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5   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We had prudently positioned the portfolio for a yield curve flattening scenario, and thus the Fund outperformed the Lehman Index even with a significant increase in short-term yields. [END CALLOUT QUOTE]

    The spread sectors -- agencies, asset-backed securities and mortgage-backed securities -- outperformed U.S. Treasuries for the annual period. As the Fund had greater exposure to these spread sectors compared to the Lehman Index, such allocation further boosted its relative results. Mortgages, where the Fund had its greatest allocation, performed particularly well, supported by a contained interest rate change that muted overall volatility. Exposure to asset-backed securities and AAA-rated commercial mortgage-backed securities (CMBS) also was a positive contributor to the Fund's annual performance. Detracting modestly from Fund performance was the Fund's focus within the mortgage sector on higher coupon bonds. While these bonds offered both attractive yields and potential protection from higher rates, lower coupon bonds outperformed for the 12 months.

    The Fund modestly lagged its Lipper peer group due to its comparatively defensive positioning, generally maintaining a more conservative risk profile than many of its peers.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the annual period, we increased the Fund's allocation to asset-backed securities, CMBS and agencies, and we reduced its allocation to mortgages, taking profits from several securities that had performed well. Within the mortgage sector, we added some lower coupons and some longer-maturity securities. Still, we continued to focus within the sector on higher coupons and more seasoned bonds, as we expect these securities to outperform in a rising rate environment. We also continued to hold those pools of mortgages with historically lower-than-average prepayment risks, which we have owned for some time now. Not only do these pools continue to offer attractive yields, but also, as they age, are transitioning well into the benefits of seasoning that the market is increasingly favoring.

    During the second half of the fiscal year, we sold some of the Fund's positions in collateralized mortgage obligations and focused on holding those that we believe will perform better as rates rise.

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6   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We intend to continue to position the Fund for ongoing economic recovery and a higher interest rate environment. [END CALLOUT QUOTE]

    Collateralized mortgage obligations are attractively structured mortgage-backed securities in that they separate mortgage pools into short-, medium- and long-term cash flows. As the yield curve flattened dramatically, we also removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates. While we kept duration shorter than the Lehman Index throughout the annual period, we made minor adjustments to portfolio duration and yield curve positioning as market conditions changed. Overall, the opportunistic changes we made in response to valuations or market developments resulted in an annual portfolio turnover rate of 169%.

Q:  How do you intend to manage the Fund  in the coming months?

A We believe the U.S. economic recovery will continue and interest rates will move higher. We further believe these themes are likely to continue to weigh on the fixed income markets through the summer. We believe there may be cause for the Fed to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. Indeed, we will continue to monitor inflation numbers, as they remain the key indicator for the economy in the coming months. In addition, we anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index for the near term. Within mortgage-backed securities, we expect to maintain a conservative risk posture. Should rates move higher, we would seek select opportunities to remove some of the Fund's defensive overall positioning. As always, however, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

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7   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Short Duration U.S. Government Fund Class A shares (from 6/1/95 to 5/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005          $0.12          $--             $--          $0.12
May 31, 2004           0.11           --              --           0.11
May 31, 2003           0.15           --              --           0.15
May 31, 2002           0.20           --              --           0.20
May 31, 2001           0.27           --              --           0.27

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8   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

[LINE CHART]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP SHORT DURATION U.S. GOVERNMENT FUND

AXP Short Duration U.S.
  Government Fund Class A
  (includes sales charge)          $ 9,525  $10,081  $10,861  $11,746  $12,226  $12,225  $13,471  $14,248  $14,946  $14,910  $15,196
Lehman Brothers 1-3 Year
  Government Index(1)              $10,000  $10,528  $11,224  $12,006  $12,640  $13,150  $14,472  $15,399  $16,269  $16,376  $16,684
Lipper Short U.S.
  Government Funds Index(2)        $10,000  $10,474  $11,155  $11,895  $12,468  $12,928  $14,193  $14,937  $15,624  $15,635  $15,953
                                     `95      `96      `97      `98      `99      `00      `01      `02      `03      `04      `05

COMPARATIVE RESULTS

Results at May 31, 2005                                                                                              Since
                                                                  1 year     3 years     5 years   10 years      inception(3)
AXP Short Duration U.S Government Fund (includes sales charge)
Class A    Cumulative value of $10,000                            $9,709     $10,157     $11,837    $15,196        $32,745
           Average annual total return                            -2.91%      +0.52%      +3.43%     +4.27%         +6.18%
The Lehman Brothers 1-3 Year Government Index(1)
           Cumulative value of $10,000                           $10,188     $10,835     $12,690    $16,684        $35,005
           Average annual total return                            +1.88%      +2.71%      +4.88%     +5.25%         +6.55%
The Lipper Short U.S. Government Funds Index(2)
           Cumulative value of $10,000                           $10,203     $10,681     $12,337    $15,953            N/A
           Average annual total return                            +2.03%      +2.22%      +4.29%     +4.78%            N/A

Results for other share classes can be found on page 4.

(1) The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
     2.9 years are included.

(2) The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends

(3) Fund data is from Aug. 19, 1985. Lehman Brothers 1-3 Government Index data is from Sept. 1, 1985. The Fund began operating before the inception of the Lipper peer group.

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9   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Investments in Securities

Government Income Portfolio

May 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (100.3%)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

U.S. government obligations & agencies (49.4%)
Federal Farm Credit Bank
   07-17-06               2.13%           $15,100,000              $14,847,830
   10-02-06               2.38             14,600,000               14,345,201
Federal Home Loan Bank
   03-13-06               2.50             24,785,000               24,580,152
   05-15-06               3.00             25,570,000               25,415,353
   05-22-06               2.88             90,080,000               89,409,984
   09-15-06               3.50             43,500,000               43,379,766
   04-18-08               4.13             22,660,000               22,819,051
Federal Home Loan Mtge Corp
   09-15-06               3.63             54,500,000               54,447,026
   01-30-07               3.00             10,950,000               10,794,083
   10-15-08               5.13             17,485,000               18,154,868
Federal Natl Mtge Assn
   02-15-06               5.50             15,500,000               15,695,254
   02-28-06               2.25              6,770,000                6,706,504
   04-13-06               2.15              4,500,000                4,444,259
   03-02-07               3.00             16,000,000               15,785,040
   05-15-08               6.00             17,850,000               18,877,607
U.S. Treasury
   11-30-06               2.88             59,585,000               59,007,741
   01-31-07               3.13             28,790,000               28,584,209
   02-15-07               2.25             20,683,000(l)            20,240,260
   02-28-07               3.38             61,600,000(b)            61,395,488
   08-15-07               2.75             28,775,000(b)            28,254,575
   08-15-07               3.25             70,585,000               70,072,128
   02-15-08               3.38            107,400,000              106,665,813
   04-15-10               4.00              3,720,000                3,758,361
   05-15-10               3.88              3,325,000                3,343,184
   08-15-14               4.25             10,000,000               10,189,450
   02-15-15               4.00             17,500,000(b)            17,458,980
   05-15-15               4.13             20,000,000               20,193,760
Total                                                              808,865,927

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Commercial mortgage-backed(f)/
Asset-backed securities (6.0%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00%           $12,000,000(m)           $11,893,128
Centex Home Equity
  Series 2001-A Cl A4 (MBIA)
   07-25-29               6.47              2,069,024(m)             2,083,474
Federal Natl Mtge Assn
   01-01-09               5.74              3,197,929                3,342,876
   10-01-09               7.11              4,265,766                4,712,926
   11-25-33               2.91              8,121,764                8,096,384
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              5,200,000                5,174,468
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
   08-15-29               4.19              6,165,000                6,128,195
Morgan Stanley Capital I
  Series 2004-IQ8 Cl A2
   06-15-40               3.96             12,170,000               12,092,686
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54              6,500,000                6,461,065
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86              7,051,765(m)             7,054,374
Student Loan Mtge Assn
   06-25-05               2.25             16,325,000(d,n)          16,293,422
   03-15-33               2.16             14,800,000(d)            14,721,856
Total                                                               98,054,854

Mortgage-backed securities (44.9%)(f,g)
Bear Stearns Alternative Trust
  Series 2005-5 Cl 1A1
   10-25-34               3.31              8,575,000(n)             8,575,000
Chaseflex Trust
  Series 2005-2 Cl 2A1
   05-25-35               6.00             18,000,000               18,407,880
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              2,698,743                2,837,591

See accompanying notes to investments in securities.

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10   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp
   09-01-09               6.50%              $348,954                 $365,523
   10-01-10               7.00              1,068,969                1,122,405
   03-01-12               7.50              4,100,184                4,372,063
   07-01-12               5.50                495,802                  508,682
   02-01-13               5.00              3,536,956                3,594,310
   04-01-13               4.50              2,257,106                2,265,638
   04-01-13               5.00              3,298,959                3,353,720
   05-01-13               4.50             20,698,511               20,777,186
   06-01-15               7.50              7,938,208                8,512,697
   04-01-17               6.50             25,641,986               26,819,507
   11-01-17               5.00              5,180,554                5,247,409
   11-01-17               5.50              9,216,428                9,472,803
   09-01-19               5.50              4,371,677                4,492,221
   07-01-24               8.00                556,987                  603,690
   01-01-25               9.00                783,779                  866,681
   06-01-25               8.00                600,494                  650,554
   08-01-25               8.00                154,039                  166,880
   05-01-26               9.00              1,204,918                1,329,911
   01-01-34               5.50              4,190,036                4,255,140
   09-01-34               6.50             17,812,928               18,496,292
   10-01-34               4.99              7,126,160(k)             7,249,514
  Collateralized Mtge Obligation
   06-15-16               7.00             12,330,453               13,131,099
   12-15-28               5.50              2,500,000                2,574,854
  Interest Only
   12-15-12              12.70             11,685,265(i)               633,622
   02-15-14               7.40             10,663,503(i)               789,739
   01-01-20               0.00                 15,747(i)                 2,997
   03-15-25               0.00             11,474,020(i)               814,832
  Interest Only/Inverse Floater
   11-15-19               0.00             10,457,955(h,i)           1,020,107
   03-15-32               0.00              3,132,661(h,i)             245,300
Federal Natl Mtge Assn
   09-01-07               8.50                 96,920                   97,902
   10-01-07               7.50                391,749                  404,236
   12-01-08               7.50                640,396                  660,809
   05-01-09               7.50              1,460,733                1,507,294
   01-01-10               5.00              1,195,123                1,207,786
   07-01-11               7.50                717,868                  760,238
   11-01-12               5.00                738,258                  749,372
   12-01-12               5.00              1,182,985                1,207,452
   04-01-13               5.50             13,406,118               13,754,364
   05-01-13               5.00             17,122,610               17,384,514
   05-01-13               5.50              4,134,539                4,261,387
   05-01-13               6.00                897,745                  931,270
   06-01-13               5.00              2,701,912                2,743,251

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   08-01-13               4.50%            $8,472,112               $8,493,494
   10-01-13               6.00              2,535,385                2,630,068
   12-01-13               5.50              1,531,099                1,575,614
   01-01-14               5.50                795,923                  819,064
   01-01-14               6.00                502,316                  521,075
   03-01-14               6.00                992,198                1,029,251
   06-01-14               6.50              8,167,605                8,526,084
   08-01-14               6.50                419,014                  437,416
   09-01-14               6.00              1,811,252                1,889,439
   08-01-15               5.50             17,580,499               18,091,633
   06-01-17               6.00             13,398,352               13,921,488
   06-01-17               6.50              3,280,793                3,424,583
   06-01-17               7.00                728,152                  765,062
   07-01-17               6.00             29,575,931               30,753,914
   08-01-17               5.50             20,003,895               20,595,159
   08-01-17               6.00             12,263,066               12,728,076
   08-01-17               7.00              1,339,976                1,407,897
   09-01-17               6.00                268,582                  278,438
   11-01-17               5.50             14,381,350               14,803,754
   11-01-17               6.00              1,438,687                1,505,922
   01-01-18               5.50              1,794,336                1,846,475
   02-01-18               5.50             13,472,643               13,866,808
   04-01-18               5.50             12,067,152               12,421,069
   05-01-18               5.50              1,248,095                1,283,031
   06-01-18               5.50                844,439                  868,145
   11-01-21               8.00                224,752                  243,212
   05-01-23               5.50             14,818,874               15,134,566
   11-01-23               6.00              1,740,669                1,799,493
   06-01-24               9.00                550,225                  596,120
   02-01-26               6.00                112,068                  115,735
   05-01-26               7.50                854,686                  918,774
   12-01-28               7.00              2,492,531                2,640,986
   04-01-31               6.50              4,120,581                4,317,183
   09-01-31               7.50              3,197,218                3,433,956
   11-01-31               6.50              1,556,965                1,628,553
   06-01-32               6.50              4,086,221                4,251,286
   09-01-32               6.50              2,234,683                2,324,954
   11-01-32               7.00                187,302                  197,794
   03-01-33               6.00             17,044,445               17,549,233
   04-01-33               4.58              9,605,193(k)             9,623,868
   05-01-33               4.59              8,400,378(k)             8,419,305
   06-01-33               5.50             17,264,703               17,525,238
   07-01-33               4.97              6,690,629(k)             6,690,737
   08-01-33               3.20                863,398(k)               872,523
   08-01-33               4.11              3,300,972(k)             3,275,946
   09-01-33               6.00              7,218,488                7,425,943
   11-01-33               7.00             11,292,850               11,923,556

See accompanying notes to investments in securities.

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11   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   02-01-34               5.50%           $19,658,285              $19,954,941
   03-01-34               5.00             16,327,682               16,344,470
   06-01-34               5.50              5,039,768                5,112,222
   07-01-34               5.50              4,390,129                4,453,243
   08-01-34               4.53              5,133,393(k)             5,144,327
   09-01-34               4.86              6,617,038(k)             6,692,600
   09-01-34               5.00              7,357,432                7,360,921
   10-01-34               5.07              7,206,755(k)             7,346,278
   10-01-34               6.00              8,028,761(e)             8,256,259
   11-01-34               5.07              6,916,741(k)             7,006,936
   02-01-35               4.65              8,289,502(k)             8,354,922
   02-01-35               5.50              4,873,710                4,943,777
   04-01-35               5.50              5,693,075                5,777,551
   06-01-35               6.00              4,000,000(e)             4,110,000
  Collateralized Mtge Obligation
   07-25-23               5.50             21,000,000               21,413,995
   12-25-26               8.00              3,977,860                4,217,088
   06-25-33               5.34              2,470,772(k)             2,521,509
   04-25-34               5.50              4,753,593                4,862,084
  Interest Only
   12-25-12              13.29              9,669,866(i)               504,161
   11-25-13              10.08             10,950,000(i)               912,566
   08-01-18               0.00                  9,485(i)                 2,200
   01-15-20               0.00                359,986(i)                72,773
   07-25-22              22.30              1,124,339(i)               189,136
   03-25-23               7.94              2,831,605(i)               442,083
   12-25-31               1.19              3,530,412(i)               569,240
   02-25-32               0.00              5,925,403(i)               482,278
  Principal Only
   06-25-21               2.08                 54,295(j)                50,967
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.43              4,582,404                4,677,534
GMAC Mtge Corporation Loan Trust
  Series 2004-AR2 Cl 3A
   08-19-34               4.44              7,161,956(k)             7,159,314
Govt Natl Mtge Assn
   08-15-13               6.00              1,651,900                1,719,618
   09-15-14               6.00              8,770,230                9,129,903
  Collateralized Mtge Obligation
  Interest Only
   03-20-29               7.17              6,198,499(i)               504,369
GSR Mtge Loan Trust
  Series 2005-AR2 Cl 2A1
   04-25-35               4.89              5,884,667(k)             5,927,625

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Harborview Mtge Loan Trust
  Series 2004-4 Cl 3A
   06-19-34               2.98%            $9,063,098(k)            $8,863,351
Morgan Stanley Mtge Loan Trust
  Series 2004-10AR Cl 2A1
   11-25-34               5.14              3,496,461(k)             3,549,817
Structured Asset Securities
  Series 2004-12H Cl 2A
   04-25-34               5.56              6,542,653(k)             6,597,164
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32               4.38              6,964,171(k)             6,947,043
  Series 2005-AR3 Cl A2
   03-25-35               4.66              8,603,692(k)             8,743,416
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50              5,990,888                6,095,863
  Series 2005-AR2
   03-25-35               4.56              4,593,901(k)             4,660,283
Total                                                              736,291,469

Total bonds
(Cost: $1,644,533,563)                                          $1,643,212,250

Short-term securities (5.3%)(c)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (3.6%)
Federal Home Loan Mtge Corp Disc Nt
   06-13-05               2.79%            $5,300,000               $5,294,672
Federal Natl Mtge Assn Disc Nts
   06-02-05               2.76              2,400,000                2,399,632
   06-13-05               2.79             28,500,000               28,471,352
   06-14-05               2.79             23,100,000               23,074,993
Total                                                               59,240,649

Commercial paper (1.7%)
Deutsche Bank Financial LLC
   06-01-05               3.07             27,300,000               27,297,672

Total short-term securities
(Cost: $86,543,736)                                                $86,538,321

Total investments in securities
(Cost: $1,731,077,299)(o)                                       $1,729,750,571

See accompanying notes to investments in securities.

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12   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(c) Cash collateral received from security lending activity is invested in short-term securities and represents 4.8% of net assets. See Note 5 to the financial statements. 0.5% of net assets is the Portfolio's cash equivalent position

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the value of these securities amounted to $31,015,278 or 1.9% of net assets.

(e) At May 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $12,381,219.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2005:

      Security                Principal   Settlement    Proceeds       Value
                               amount        date      receivable
      Federal Natl Mtge Assn
         06-01-20 5.50%       $39,000,000   6-16-05   $39,871,406  $40,035,918
         06-01-35 5.50         36,000,000   6-13-05    36,232,344   36,483,768
         06-01-35 6.50         12,000,000   6-13-05    12,481,875   12,465,000

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2005. At May 31, 2005, the value of inverse floaters represented 0.1% of net assets.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at May 31, 2005.

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at May 31, 2005.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2005.

--------------------------------------------------------------------------------
13   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

      Type of security                                   Notional amount

      Purchase contracts
      U.S. Treasury Note, Sept. 2005, 2-year                 $58,800,000
      U.S. Long Bond, Sept. 2005, 20-year                      8,600,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 5-year                  61,000,000

(m) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC    --   Ambac Assurance Corporation
      MBIA     --   MBIA Insurance Corporation

(n) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2005

(o) At May 31, 2005, the cost of securities for federal income tax purposes was $1,732,630,510 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $  7,913,785
      Unrealized depreciation                                (10,793,724)
                                                             -----------
      Net unrealized depreciation                           $ (2,879,939)
                                                            ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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14   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Government Income Portfolio

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,731,077,299)                                                         $1,729,750,571
Cash in bank on demand deposit                                                                   1,938,048
Accrued interest receivable                                                                      9,098,027
Receivable for investment securities sold                                                      108,310,243
                                                                                               -----------
Total assets                                                                                 1,849,096,889
                                                                                             -------------
Liabilities
Payable for investment securities purchased                                                     43,567,807
Payable upon return of securities loaned (Note 5)                                               77,966,250
Accrued investment management services fee                                                          91,741
Other accrued expenses                                                                             164,588
Forward sale commitments, at value (proceeds receivable $88,585,625) (Note 1)                   88,984,686
                                                                                                ----------
Total liabilities                                                                              210,775,072
                                                                                               -----------
Net assets                                                                                  $1,638,321,817
                                                                                            ==============
* Including securities on loan, at value (Note 5)                                           $   76,421,140
                                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Statement of operations
Government Income Portfolio

Year ended May 31, 2005
Investment income
Income:
Interest                                                                                      $ 68,054,988
Fee income from securities lending (Note 5)                                                        264,864
                                                                                                   -------
Total income                                                                                    68,319,852
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                              10,141,504
Compensation of board members                                                                       15,431
Custodian fees                                                                                     168,781
Audit fees                                                                                          37,125
Other                                                                                               91,457
                                                                                                    ------
Total expenses                                                                                  10,454,298
   Earnings credits on cash balances (Note 2)                                                         (893)
                                                                                                      ----
Total net expenses                                                                              10,453,405
                                                                                                ----------
Investment income (loss) -- net                                                                 57,866,447
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                              (22,938,447)
   Futures contracts                                                                            (3,327,750)
   Options contracts written (Note 6)                                                              880,071
                                                                                                   -------
Net realized gain (loss) on investments                                                        (25,386,126)
Net change in unrealized appreciation (depreciation) on investments                             12,004,966
                                                                                                ----------
Net gain (loss) on investments                                                                 (13,381,160)
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $ 44,485,287
                                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
Government Income Portfolio

Year ended May 31,                                                                       2005                       2004
Operations
Investment income (loss) -- net                                                    $   57,866,447           $    76,653,491
Net realized gain (loss) on investments                                               (25,386,126)              (13,943,876)
Net change in unrealized appreciation (depreciation) on investments                    12,004,966               (56,711,856)
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                        44,485,287                 5,997,759
                                                                                       ----------                 ---------
Proceeds from contributions                                                            10,609,078                 7,986,457
Fair value of withdrawals                                                            (725,881,313)           (1,233,308,157)
                                                                                     ------------            --------------
Net contributions (withdrawals) from partners                                        (715,272,235)           (1,225,321,700)
                                                                                     ------------            --------------
Total increase (decrease) in net assets                                              (670,786,948)           (1,219,323,941)
Net assets at beginning of year                                                     2,309,108,765             3,528,432,706
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,638,321,817           $ 2,309,108,765
                                                                                   ==============           ===============

See accompanying notes to financial statements.

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17   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

Government Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests in direct obligations of the U.S. government, such as Treasury bonds, bills, and notes, and of its agencies and instrumentalities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2005, the Portfolio has entered into outstanding when-issued securities of $4,084,875 and other forward-commitments of $8,296,344.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
18   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

--------------------------------------------------------------------------------
19   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.52% to 0.395% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended May 31, 2005, the Portfolio's custodian fees were reduced by $893 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,223,513,728 and $3,844,194,713, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

At May 31, 2005, investments in securities included securities valued at $636,086 that were pledged as collateral to cover initial margin deposits on 380 open purchase contracts and 610 open sale contracts. The notional market value of the open purchase contracts at May 31, 2005 was $71,168,938 with a net unrealized gain of $113,152. The notional market value of the open sale contracts at May 31, 2005 was $66,347,034 with a net unrealized loss of $72,817. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $76,421,140 were on loan to brokers. For collateral, the Portfolio received $77,966,250 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $264,864 for the year ended May 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                    Year ended May 31, 2005
                                                               Puts
                                                      Contracts    Premiums
Balance May 31, 2004                                       538    $ 579,598
Opened                                                     717      386,461
Closed                                                    (179)     (85,988)
Expired                                                 (1,076)    (880,071)
                                                        ------    ---------
Balance May 31, 2005                                        --    $      --
                                                        ------    ---------

See "Summary of significant accounting policies."

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                                 2005       2004      2003     2002      2001
Ratio of expenses to average daily net assets(a)                            .52%       .51%      .50%     .52%      .54%
Ratio of net investment income (loss) to average daily net assets          2.89%      2.65%     3.35%    4.43%     6.13%
Portfolio turnover rate (excluding short-term securities)                   169%       125%      218%     267%      366%
Total return(b)                                                            2.26%       .13%     5.48%    6.27%    10.56%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the five-year period ended May 31, 2005. These financial statements and financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Income Portfolio as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
23   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Short Duration U.S. Government Fund

May 31, 2005
Assets
Investment in Portfolio (Note 1)                                                                             $1,638,197,540
Capital shares receivable                                                                                           408,003
                                                                                                                    -------
Total assets                                                                                                  1,638,605,543
                                                                                                              -------------
Liabilities
Dividends payable to shareholders                                                                                   393,422
Capital shares payable                                                                                              750,897
Accrued distribution fee                                                                                             91,692
Accrued service fee                                                                                                   1,090
Accrued transfer agency fee                                                                                          26,261
Accrued administrative services fee                                                                                   8,627
Other accrued expenses                                                                                              526,720
                                                                                                                    -------
Total liabilities                                                                                                 1,798,709
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                           $1,636,806,834
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    3,418,248
Additional paid-in capital                                                                                    1,847,201,955
Excess of distributions over net investment income                                                                 (612,834)
Accumulated net realized gain (loss) (Note 5)                                                                  (211,515,171)
Unrealized appreciation (depreciation) on investments                                                            (1,685,364)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,636,806,834
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  894,085,093
                                                            Class B                                          $  588,209,128
                                                            Class C                                          $   23,606,429
                                                            Class I                                          $   31,332,182
                                                            Class Y                                          $   99,574,002
Net asset value per share of outstanding capital stock:     Class A shares            186,727,963            $         4.79
                                                            Class B shares            122,837,566            $         4.79
                                                            Class C shares              4,929,965            $         4.79
                                                            Class I shares              6,535,370            $         4.79
                                                            Class Y shares             20,793,917            $         4.79
                                                                                       ----------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Short Duration U.S. Government Fund

Year ended May 31, 2005
Investment income
Income:
Interest                                                                                                       $ 68,040,947
Fee income from securities lending                                                                                  264,844
                                                                                                                    -------
Total income                                                                                                     68,305,791
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                10,452,758
Distribution fee
   Class A                                                                                                        2,696,008
   Class B                                                                                                        7,653,428
   Class C                                                                                                          311,601
Transfer agency fee                                                                                               3,043,500
Incremental transfer agency fee
   Class A                                                                                                          146,920
   Class B                                                                                                          169,955
   Class C                                                                                                            8,754
Service fee -- Class Y                                                                                              110,896
Administrative services fees and expenses                                                                           960,018
Compensation of board members                                                                                        11,472
Printing and postage                                                                                                263,342
Registration fees                                                                                                    66,759
Audit fees                                                                                                           12,375
Other                                                                                                                35,333
                                                                                                                     ------
Total expenses                                                                                                   25,943,119
   Expenses waived/reimbursed by AEFC (Note 2)                                                                   (1,575,256)
                                                                                                                 ----------
                                                                                                                 24,367,863
   Earnings credits on cash balances (Note 2)                                                                       (84,069)
                                                                                                                    -------
Total net expenses                                                                                               24,283,794
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  44,021,997
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        (22,937,088)
   Futures contracts                                                                                             (3,327,618)
   Options contracts written                                                                                        880,020
                                                                                                                    -------
Net realized gain (loss) on investments                                                                         (25,384,686)
Net change in unrealized appreciation (depreciation) on investments                                              12,004,347
                                                                                                                 ----------
Net gain (loss) on investments                                                                                  (13,380,339)
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $ 30,641,658
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Short Duration U.S. Government Fund

Year ended May 31,                                                                       2005                       2004
Operations and distributions
Investment income (loss) -- net                                                    $   44,021,997           $    53,918,357
Net realized gain (loss) on investments                                               (25,384,686)              (13,943,173)
Net change in unrealized appreciation (depreciation) on investments                    12,004,347               (56,709,554)
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                        30,641,658               (16,734,370)
                                                                                       ----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (27,188,188)              (32,141,993)
      Class B                                                                         (13,508,603)              (17,983,822)
      Class C                                                                            (552,010)                 (706,906)
      Class I                                                                            (370,986)                  (10,055)
      Class Y                                                                          (2,998,869)               (3,546,323)
                                                                                       ----------                ----------
Total distributions                                                                   (44,618,656)              (54,389,099)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            238,048,631               429,411,653
   Class B shares                                                                     101,336,355               218,218,185
   Class C shares                                                                       5,860,931                15,463,649
   Class I shares                                                                      32,075,351                 4,117,088
   Class Y shares                                                                      22,393,741                58,935,229
Reinvestment of distributions at net asset value
   Class A shares                                                                      24,424,025                29,532,472
   Class B shares                                                                      12,662,464                17,136,580
   Class C shares                                                                         516,851                   654,048
   Class I shares                                                                         361,220                     9,402
   Class Y shares                                                                       2,010,628                 2,825,788
Payments for redemptions
   Class A shares                                                                    (548,605,037)             (962,651,760)
   Class B shares (Note 2)                                                           (483,681,823)             (819,584,452)
   Class C shares (Note 2)                                                            (20,526,865)              (35,046,321)
   Class I shares                                                                      (5,183,945)                  (15,452)
   Class Y shares                                                                     (39,177,481)             (106,873,614)
                                                                                      -----------              ------------
Increase (decrease) in net assets from capital share transactions                    (657,484,954)           (1,147,867,505)
                                                                                     ------------            --------------
Total increase (decrease) in net assets                                              (671,461,952)           (1,218,990,974)
Net assets at beginning of year                                                     2,308,268,786             3,527,259,760
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,636,806,834           $ 2,308,268,786
                                                                                   ==============           ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Short Duration U.S. Government Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 1.91% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio

The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in direct obligations of the U.S. government, such as Treasury bonds, bills and notes and of its agencies and instrumentalities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at May 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
27   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $137,836 and accumulated net realized loss has been increased by $137,836.

--------------------------------------------------------------------------------
28   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                    2005            2004

Class A
Distributions paid from:
      Ordinary income                              $27,188,188     $32,141,993
      Long-term capital gain                                --              --
Class B
Distributions paid from:
      Ordinary income                               13,508,603      17,983,822
      Long-term capital gain                                --              --
Class C
Distributions paid from:
      Ordinary income                                  552,010         706,906
      Long-term capital gain                                --              --
Class I*
Distributions paid from:
      Ordinary income                                  370,986          10,055
      Long-term capital gain                                --              --
Class Y
Distributions paid from:
      Ordinary income                                2,998,869       3,546,323
      Long-term capital gain                                --              --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $     611,903
Accumulated long-term gain (loss)                                $(205,645,039)
Unrealized appreciation (depreciation)                           $  (8,386,811)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
29   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,426,288 Class A, $1,324,762 for Class B and $10,654 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 0.93% for Class A, 1.68% for Class B, 1.68% for Class C and 0.76% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $821,283, $633,909, $28,044 and $92,020, respectively. Begining June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's transfer agency fees were reduced by $84,069 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
30   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                     Year ended May 31, 2005
                                              Class A           Class B         Class C       Class I          Class Y
Sold                                       49,509,431        21,094,221       1,219,375     6,690,057        4,661,213
Issued for reinvested distributions         5,087,150         2,636,716         107,621        75,207          418,767
Redeemed                                 (114,279,241)     (100,713,445)     (4,275,447)   (1,075,526)      (8,163,718)
                                         ------------      ------------      ----------    ----------       ----------
Net increase (decrease)                   (59,682,660)      (76,982,508)     (2,948,451)    5,689,738       (3,083,738)
                                          -----------       -----------      ----------     ---------       ----------

                                                                     Year ended May 31, 2004
                                              Class A           Class B         Class C      Class I*          Class Y
Sold                                       87,696,692        44,598,088       3,158,063       846,839       12,038,535
Issued for reinvested distributions         6,044,611         3,507,313         133,878         1,941          578,270
Redeemed                                 (196,886,140)     (167,502,146)     (7,170,275)       (3,148)     (21,855,679)
                                         ------------      ------------      ----------        ------      -----------
Net increase (decrease)                  (103,144,837)     (119,396,745)     (3,878,334)      845,632       (9,238,874)
                                         ------------      ------------      ----------       -------       ----------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $205,645,039 at May 31, 2005, that if not offset by capital gains will expire as follows:

                2008              2009             2013              2014
             $35,174,077      $117,356,906      $36,267,962       $16,846,094

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                 $4.82        $4.94        $4.85        $4.78        $4.59
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .12          .11          .15          .19          .27
Net gains (losses) (both realized and unrealized)                     (.03)        (.12)         .09          .08          .19
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .09         (.01)         .24          .27          .46
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.12)        (.11)        (.15)        (.20)        (.27)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $4.79        $4.82        $4.94        $4.85        $4.78
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $894       $1,188       $1,728       $1,185       $1,047
Ratio of expenses to average daily net assets(b)                      .93%(c)      .97%         .95%         .95%         .98%
Ratio of net investment income (loss) to average daily net assets    2.49%        2.19%        2.90%        4.01%        5.72%
Portfolio turnover rate (excluding short-term securities)             169%         125%         218%         267%         366%
Total return(d)                                                      1.92%        (.24%)       4.90%        5.77%       10.19%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.01% for the year ended May 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                 $4.82        $4.94        $4.85        $4.78        $4.59
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .08          .07          .11          .16          .24
Net gains (losses) (both realized and unrealized)                     (.03)        (.12)         .09          .08          .18
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .05         (.05)         .20          .24          .42
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.08)        (.07)        (.11)        (.17)        (.23)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $4.79        $4.82        $4.94        $4.85        $4.78
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $588         $963       $1,578       $1,104         $912
Ratio of expenses to average daily net assets(b)                     1.68%(c)     1.72%        1.71%        1.71%        1.73%
Ratio of net investment income (loss) to average daily net assets    1.73%        1.44%        2.15%        3.25%        4.96%
Portfolio turnover rate (excluding short-term securities)             169%         125%         218%         267%         366%
Total return(d)                                                      1.16%        (.99%)       4.11%        4.98%        9.36%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.76% for the year ended May 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001(b)
Net asset value, beginning of period                                 $4.82        $4.94        $4.85        $4.78        $4.63
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .08          .07          .11          .16          .22
Net gains (losses) (both realized and unrealized)                     (.03)        (.12)         .09          .08          .14
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .05         (.05)         .20          .24          .36
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.08)        (.07)        (.11)        (.17)        (.21)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $4.79        $4.82        $4.94        $4.85        $4.78
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $24          $38          $58          $29           $7
Ratio of expenses to average daily net assets(c)                     1.68%(d)     1.73%        1.72%        1.72%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets    1.73%        1.44%        2.10%        3.09%        4.93%(e)
Portfolio turnover rate (excluding short-term securities)             169%         125%         218%         267%         366%
Total return(f)                                                      1.16%        (.99%)       4.11%        4.98%        8.08%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.77% for the year ended May 31, 2005.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004(b)
Net asset value, beginning of period                                 $4.83        $4.90
                                                                     -----        -----
Income from investment operations:
Net investment income (loss)                                           .14          .03
Net gains (losses) (both realized and unrealized)                     (.04)        (.07)
                                                                     -----        -----
Total from investment operations                                       .10         (.04)
                                                                     -----        -----
Less distributions:
Dividends from net investment income                                  (.14)        (.03)
                                                                     -----        -----
Net asset value, end of period                                       $4.79        $4.83
                                                                     -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $31           $4
Ratio of expenses to average daily net assets(c)                      .57%         .63%(d)
Ratio of net investment income (loss) to average daily net assets    2.98%        2.74%(d)
Portfolio turnover rate (excluding short-term securities)             169%         125%
Total return(e)                                                      2.06%        (.87%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                 $4.82        $4.94        $4.85        $4.78        $4.59
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .13          .12          .15          .20          .28
Net gains (losses) (both realized and unrealized)                     (.03)        (.12)         .09          .08          .19
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .10           --          .24          .28          .47
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.13)        (.12)        (.15)        (.21)        (.28)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $4.79        $4.82        $4.94        $4.85        $4.78
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $100         $115         $164         $188         $161
Ratio of expenses to average daily net assets(b)                      .76%(c)      .81%         .79%         .79%         .82%
Ratio of net investment income (loss) to average daily net assets    2.66%        2.35%        3.12%        4.17%        5.89%
Portfolio turnover rate (excluding short-term securities)             169%         125%         218%         267%         366%
Total return(d)                                                      2.10%        (.08%)       5.07%        5.93%       10.36%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.84% for the year ended May 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GOVERNMENT INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Short Duration U.S. Government Fund (a series of AXP Government Income Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the five-year period ended May 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Short Duration U.S. Government Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
37   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Short Duration U.S. Government Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.00950
July 26, 2004                                                          0.00950
Aug. 25, 2004                                                          0.00998
Sept. 24, 2004                                                         0.01093
Oct. 25, 2004                                                          0.01104
Nov. 24, 2004                                                          0.00905
Dec. 22, 2004                                                          0.01590
Jan. 27, 2005                                                          0.00902
Feb. 24, 2005                                                          0.00900
March 30, 2005                                                         0.00900
April 28, 2005                                                         0.00900
May 26, 2005                                                           0.00900
Total distributions                                                   $0.12092

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.00651
July 26, 2004                                                          0.00641
Aug. 25, 2004                                                          0.00698
Sept. 24, 2004                                                         0.00796
Oct. 25, 2004                                                          0.00797
Nov. 24, 2004                                                          0.00609
Dec. 22, 2004                                                          0.01314
Jan. 27, 2005                                                          0.00540
Feb. 24, 2005                                                          0.00624
March 30, 2005                                                         0.00567
April 28, 2005                                                         0.00615
May 26, 2005                                                           0.00625
Total distributions                                                   $0.08477

--------------------------------------------------------------------------------
38   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.00650
July 26, 2004                                                          0.00644
Aug. 25, 2004                                                          0.00700
Sept. 24, 2004                                                         0.00797
Oct. 25, 2004                                                          0.00797
Nov. 24, 2004                                                          0.00608
Dec. 22, 2004                                                          0.01314
Jan. 27, 2005                                                          0.00541
Feb. 24, 2005                                                          0.00624
March 30, 2005                                                         0.00567
April 28, 2005                                                         0.00616
May 26, 2005                                                           0.00624
Total distributions                                                   $0.08482

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01057
July 26, 2004                                                          0.01093
Aug. 25, 2004                                                          0.01126
Sept. 24, 2004                                                         0.01228
Oct. 25, 2004                                                          0.01235
Nov. 24, 2004                                                          0.01032
Dec. 22, 2004                                                          0.01683
Jan. 27, 2005                                                          0.01052
Feb. 24, 2005                                                          0.01019
March 30, 2005                                                         0.01044
April 28, 2005                                                         0.01109
May 26, 2005                                                           0.01047
Total distributions                                                   $0.13725

--------------------------------------------------------------------------------
39   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01015
July 26, 2004                                                          0.01020
Aug. 25, 2004                                                          0.01064
Sept. 24, 2004                                                         0.01161
Oct. 25, 2004                                                          0.01174
Nov. 24, 2004                                                          0.00973
Dec. 22, 2004                                                          0.01653
Jan. 27, 2005                                                          0.00981
Feb. 24, 2005                                                          0.00963
March 30, 2005                                                         0.00976
April 28, 2005                                                         0.00965
May 26, 2005                                                           0.00963
Total distributions                                                   $0.12908

--------------------------------------------------------------------------------
40   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Fund ExpensesExample

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
41   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

                                                   Beginning              Ending         Expenses
                                                  account value        account value   paid during          Annualized
                                                  Dec. 1, 2004         May 31, 2005    the period(a)       expense ratio
Class A
     Actual(b)                                       $1,000              $1,010.50       $4.66(c)              .93%
     Hypothetical (5% return before expenses)        $1,000              $1,020.29       $4.68(c)              .93%
Class B
     Actual(b)                                       $1,000              $1,006.80       $8.41(c)             1.68%
     Hypothetical (5% return before expenses)        $1,000              $1,016.55       $8.45(c)             1.68%
Class C
     Actual(b)                                       $1,000              $1,006.80       $8.41(c)             1.68%
     Hypothetical (5% return before expenses)        $1,000              $1,016.55       $8.45(c)             1.68%
Class I
     Actual(b)                                       $1,000              $1,010.30         $2.71               .54%
     Hypothetical (5% return before expenses)        $1,000              $1,022.24         $2.72               .54%
Class Y
     Actual(b)                                       $1,000              $1,011.40       $3.81(c)              .76%
     Hypothetical (5% return before expenses)        $1,000              $1,021.14       $3.83(c)              .76%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +1.05% for Class A, +0.68% for Class B, +0.68% for Class C, +1.03% for Class I and +1.14% for Class Y.

(c) Beginning June 1, 2005, AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Under this agreement, net expenses will not exceed 0.89% for Class A; 1,64% for Class B; 1.64% for Class C; and 0.72% for Class Y. If this agreement had been in place for the entire six-month period ended May 31, 2005, the actual expenses paid would have been: $4.46 for Class A, $8.21 for Class B, $8.21 for Class C and $3.61 for Class Y; the hypothetical expenses paid would have been: $4.48 for Class A, $8.25 for Class B, $8.25 for Class C and $3.63 for Class Y.

--------------------------------------------------------------------------------
42   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
43   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
44   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
45   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
46   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
47   --   AXP SHORT DURATION U.S. GOVERNMENT FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  U.S. Government
        Mortgage
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2005

AXP U.S. Government Mortgage Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements                                     14

Notes to Financial Statements                            17

Report of Independent Registered Public Accounting Firm  29

Federal Income Tax Information                           30

Fund Expenses Example                                    33

Board Members and Officers                               35

Approval of Investment Management Services Agreement     38

Proxy Voting                                             39

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Fund Snapshot
        AT MAY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Scott Kirby*                      2/02                       24

* The Fund is managed by a team led by Scott Kirby.

FUND OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

Inception dates by class
A: 2/14/02    B: 2/14/02   C: 2/14/02   I: 3/4/04    Y: 2/14/02

Ticker symbols by class
A: AUGAX      B: AUGBX     C: AUGCX     I: --        Y: --

Total net assets                                         $267.7 million

Number of holdings                                                  170

Weighted average life(1)                                      3.4 years

Effective duration(2)                                         2.1 years

Weighted average bond rating(3)                                     AAA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
         X          HIGH
                    MEDIUM   QUALITY
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Mortgage-backed securities* 98.3%

Short-term securities* 1.0%

CMBS/ABS** 0.7%

  * Of the 98.3%, 4.8% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

 **  Commercial mortgage-backed/Asset-backed securities

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                         99.2%
AA bonds                                                           0.8%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service.

If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

Individual securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payments of principal and interest. The Fund's yield and share price are not guaranteed, and may vary with market conditions.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                                PERFORMANCE COMPARISON
                            For the year ended May 31, 2005

                           +5.78%        +6.69%      +5.29%

+5.78% = AXP U.S. Government Mortgage Fund Class A (excluding sales charge) +6.69% = Lehman Brothers Mortgage-Backed Securities Index (unmanaged) +5.29% = Lipper U.S. Mortgage Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C             Class I        Class Y
(Inception dates)            (2/14/02)             (2/14/02)             (2/14/02)           (3/4/04)       (2/14/02)
                                                          After                 After
                        NAV(1)      POP(2)    NAV(1)     CDSC(3)    NAV(1)     CDSC(4)        NAV(5)         NAV(6)
at May 31, 2005
1 year                  +5.78%      +0.75%    +4.78%     -0.22%     +4.79%     +3.79%         +5.92%         +5.75%
3 years                 +4.63%      +2.95%    +3.78%     +2.53%     +3.78%     +3.78%           N/A          +4.74%
Since inception         +4.76%      +3.22%    +3.99%     +3.15%     +3.98%     +3.98%         +3.58%         +4.88%

at June 30, 2005
1 year                  +5.17%      +0.18%    +4.19%     -0.81%     +4.40%     +3.40%         +5.52%         +5.36%
3 years                 +4.40%      +2.72%    +3.62%     +2.36%     +3.68%     +3.68%           N/A          +4.58%
Since inception         +4.68%      +3.18%    +3.91%     +3.09%     +3.96%     +3.96%         +3.62%         +4.86%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Scott Kirby discusses the Fund's positioning and results for the annual period ended May 31, 2005.

Q:  How did AXP U.S. Government Mortgage Fund perform for the fiscal year?

A: AXP U.S. Government Mortgage Fund's Class A shares (excluding sales charge) rose 5.78% for the 12 months ended May 31, 2005. In comparison, the Lehman Brothers Mortgage-Backed Securities Index (Lehman Index) advanced 6.69%. The Fund outperformed the Lipper U.S. Mortgage Funds Index, representing the Fund's peer group, which gained 5.29% over the same time frame.

    To help keep the Fund competitive with its peers, American Express Financial Corporation and its affiliates revised the Fund's expense cap on June 1, 2005, reducing the maximum level of expenses borne by Class A shareholders from 0.945% of net assets per fiscal year to a maximum 0.89% of net assets per year.

Q: What factors most significantly affected the Fund's performance during the annual period?

A: The Fund outperformed its peer group due primarily to effective individual security selection. We focused on issues with reduced sensitivity to changes in interest rates.

    The Fund was also helped by its duration positioning relative to the Lehman Index during the fiscal year. As the Federal Reserve Board (the Fed) raised interest rates eight times during the annual period, bringing the targeted federal funds rate to 3%, the difference in yields between short- and long-term maturities has narrowed or flattened dramatically. Indeed, the two-year Treasury yield rose 98 basis points over the 12 months to a level of 3.60%, while 10-year Treasury yields actually fell 72 basis points to a level of 4%. We had prudently positioned the portfolio early in the reporting period for just such a yield curve flattening scenario.

    On the other hand, the Fund's positioning in commercial mortgage-backed securities (CMBS) detracted from performance, as these securities, which are not included in the Lehman Index, modestly underperformed mortgages. Thus, this non-index position contributed to underperformance relative to the Lehman Index. Also detracting from the Fund's relative returns were its SEC YIELDS

At May 31, 2005 by class
A: 3.55%      B: 2.98%     C: 2.98%     I: 4.04%    Y: 3.89%

At June 30, 2005 by class
A: 3.78%      B: 3.21%     C: 3.21%     I: 4.27%    Y: 4.14%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

--------------------------------------------------------------------------------
5   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Fund outperformed its peer group due primarily to effective individual security selection. [END CALLOUT QUOTE]

    investments in hybrid adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs). While these securities historically outperform in a rising interest rate environment, they underperformed this period due to the market's response to the "measured" pace of interest rate increases.

    Further detracting modestly from Fund performance was its focus within the mortgage sector on higher coupon bonds. While these bonds offered both attractive yields and potential protection from higher rates, lower coupon bonds outperformed for the 12 months. Finally, the Fund was defensively positioned with significant exposure to 15-year mortgages, which underperformed 30-year mortgages during the annual period. Still, we maintained this conservative strategy, as we believe 15-year mortgage securities will generally perform better as interest rates rise. Overall, the Fund's conservative risk profile hurt Fund returns at a time when shorter-term securities underperformed and long-term bonds rallied. We believed rates would move more aggressively than they did and sought to reduce the Fund's exposure to volatility when possible.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Over the annual period, we incrementally enhanced the Fund's risk profile, making it even more defensive, given tighter mortgage spreads, less attractive mortgage valuations and lower levels of volatility in the mortgage market at the end of May than one year prior. We also removed some of the yield curve flattening bias, while making minor adjustments to portfolio duration throughout the fiscal year as market conditions changed. In addition, we increased the Fund's cash position, patiently seeking opportunities to invest in the market at higher yield levels.

    We continued to emphasize those securities issued by government mortgage agencies, including Ginnie Mae, Fannie Mae and Freddie Mac. We maintained our focus on higher coupon mortgage securities and emphasized investment in more seasoned pools of mortgages, which we expect to outperform with increased interest rates. Throughout, securities were carefully selected to reduce the risk of prepayments if significantly higher interest rates do not materialize. Overall,

--------------------------------------------------------------------------------
6   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We intend to continue to position the Fund for ongoing economic recovery and a higher interest rate environment. [END CALLOUT QUOTE]

    the opportunistic adjustments we made in response to valuations or market developments resulted in an annual portfolio turnover rate of 137%.

Q:  How do you intend to manage the Fund  in the coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move higher. We further believe these themes are likely to continue to weigh on the fixed income markets through the summer. Even with the Fed's May 2005 comments that inflation pressures have risen, we believe there may be cause for it to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. Indeed, we will continue to monitor inflation numbers, as they remain the key indicator for the economy in the coming months. In addition, we anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index for the near term. Within mortgage-backed securities, we expect to maintain a conservative risk posture. Should rates move higher, we would seek to select opportunities to remove some of the Fund's defensive overall positioning. As always, however, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

--------------------------------------------------------------------------------
7   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP U.S. Government Mortgage Fund Class A shares (from 3/1/02 to 5/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005         $0.20        $  --             $--            $0.20
May 31, 2004          0.17         0.06              --             0.23(1)
May 31, 2003          0.20         0.02              --             0.22
May 31, 2002(2)       0.03           --              --             0.03

(1) $0.01 per share represents a tax return of capital.

(2) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

--------------------------------------------------------------------------------
8   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP U.S. GOVERNMENT MORTGAGE FUND

AXP U.S. Government Mortgage Fund Class A
  (includes sales charge)                                    $ 9,525     $ 9,692    $10,363     $10,495     $11,102
Lehman Brothers Mortgage-Backed Securities Index(1)          $10,000     $10,169    $10,822     $10,984     $11,719
Lipper U.S. Mortgage Funds Index(2)                          $10,000     $10,128    $10,744     $10,887     $11,463
                                                              3/1/02     5/31/02    5/31/03     5/31/04     5/31/05

COMPARATIVE RESULTS

Results at May 31, 2005                                                                          Since
                                                                     1 year      3 years     inception(3)
AXP U.S. Government Mortgage Fund (includes sales charge)
Class A     Cumulative value of $10,000                             $10,075      $10,911        $11,102
            Average annual total return                              +0.75%       +2.95%         +3.22%
Lehman Brothers Mortgage-Backed Securities Index(1)
            Cumulative value of $10,000                             $10,669      $11,523        $11,719
            Average annual total return                              +6.69%       +4.84%         +4.95%
Lipper U.S. Mortgage Funds Index(2)
            Cumulative value of $10,000                             $10,529      $11,317        $11,463
            Average annual total return                              +5.29%       +4.21%         +4.29%

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
     (FNMA).

(2) The Lipper U.S. Mortgage Funds Index includes the 10 largest U.S. mortgage funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Feb. 14, 2002. Lehman Brothers Mortgage-Backed Securities Index and Lipper peer group data is from March 1, 2002.

--------------------------------------------------------------------------------
9   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP U.S. Government Mortgage Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (99.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed/(f)
Asset-backed securities (0.8%)
Federal Natl Mtge Assn
   12-01-11               4.27%              $993,870                 $991,931
   02-01-13               4.87                 24,261                   24,886
   07-01-13               4.48                487,500                  489,667
   12-01-13               5.01                540,749                  559,438
Total                                                                2,065,922

Mortgage-backed securities (98.3%)(f,i)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28                619,185(c)               628,476
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14                545,614(c)               552,424
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                851,313                  867,139
  Series 2003-11 Cl 4A1
   01-25-19               4.75                424,655                  424,701
Chaseflex Trust
  Series 2005-2 Cl 2A1
   06-25-35               6.00              2,500,000                2,556,650
  Series 2005-2 Cl 2A2
   06-25-35               6.50              1,000,000                1,035,000
Countrywide Alternative Loan Trust
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              2,673,006                2,754,916
  Series 2005-6CB Cl 1A1
   04-25-35               7.50                666,115                  700,386
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.65                374,582(c)               375,660
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.43                372,410(c)               367,506
Federal Home Loan Mtge Corp
   01-01-09               7.00                229,623                  238,925
   03-01-10               8.00                394,429                  412,486
   06-01-15               7.50              1,571,808                1,685,560

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
   12-01-16               6.50%              $441,356                 $462,261
   02-01-17               6.50              2,053,198                2,147,484
   04-01-17               7.00              1,188,266                1,252,826
   10-01-17               8.00                553,131                  593,302
   11-01-17               5.00              2,626,278                2,660,170
   01-01-18               5.50              1,578,281                1,622,185
   05-01-18               5.00              2,230,123                2,260,125
   08-01-18               5.00              2,537,044                2,575,434
   10-01-18               5.00              3,022,074                3,059,718
   03-01-22               6.50                505,969                  527,355
   04-01-22               6.50                901,069                  945,950
   01-01-30               5.50              2,252,940                2,298,625
   12-01-30               5.50              1,494,432                1,523,196
   06-01-31               8.00                410,464                  442,936
   07-01-32               7.00                235,126                  247,909
   08-01-32               6.50              3,320,420                3,451,250
   04-01-33               6.00              2,894,439                3,001,799
   06-01-33               5.50              2,337,803                2,375,529
   07-01-33               6.00              1,015,572                1,054,842
   08-01-33               5.00              1,641,588                1,641,844
   09-01-33               5.00              2,577,923                2,578,326
   10-01-33               6.00              1,413,032                1,452,371
   04-01-34               6.50                750,193                  778,973
   08-01-34               6.50              2,881,867                2,992,424
  Collateralized Mtge Obligation
   02-15-27               5.00              3,200,000                3,239,883
   10-15-27               5.00              2,225,000                2,270,849
   06-15-28               5.00              2,200,000                2,247,639
   12-15-28               5.50                635,000                  654,013
   02-15-33               5.50              3,382,015                3,488,277
  Interest Only
   02-15-14               7.40              1,326,825(g)                98,265
   07-15-17               3.00                894,560(g)                98,728
   10-15-22              14.56              1,450,854(g)                93,711
  Interest Only/Inverse Floater
   11-15-19               0.00              1,568,693(d,g)             153,016
   03-15-32               0.00                602,405(d,g)              47,171
Federal Natl Mtge Assn
   05-01-08               7.75                237,106                  247,061
   10-01-09               8.50                107,926                  110,356

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   08-01-10               7.50%              $612,245                 $646,128
   04-01-11               6.50                200,939                  209,696
   08-01-16               6.50                309,126                  323,896
   03-01-17               6.00                876,474                  910,686
   03-01-17               6.50                728,812                  761,478
   03-01-17               7.00                 46,834                   49,145
   04-01-17               7.50                 90,129                   95,300
   05-01-17               6.00                401,903                  417,667
   07-01-17               6.00              4,822,619                5,014,699
   08-01-17               5.50              2,468,594                2,541,559
   09-01-17               6.50              2,133,979                2,233,986
   10-01-17               5.50                787,197                  810,334
   11-01-17               5.50              2,627,026                2,704,175
   12-01-17               5.50              2,009,128                2,066,650
   02-01-18               5.50              2,754,350                2,834,176
   04-01-18               5.50              3,416,680                3,516,934
   05-01-18               5.00              1,727,787                1,749,088
   05-01-18               6.00              1,358,494                1,408,483
   06-01-18               4.50              2,299,291                2,293,810
   06-01-18               5.00              1,728,861                1,753,403
   08-01-18               4.50              5,459,371                5,441,883
   12-01-18               5.00              1,769,589                1,792,013
   02-01-19               5.00              1,549,603                1,568,707
   09-01-19               6.00              1,136,785                1,178,602
   06-01-20               5.00              3,250,000(b)             3,286,563
   06-01-20               5.50                350,000(b)               359,297
   06-01-20               6.00              2,500,000(b)             2,589,845
   09-01-22               6.50                773,210                  806,667
   11-01-22               6.00                894,829                  925,454
   03-01-23               5.50              2,005,475                2,054,077
   07-01-23               5.00                991,194                  998,604
   08-01-23               5.50              3,629,714                3,697,806
   09-01-23               5.50              2,896,952                2,958,667
   10-01-23               5.50              1,697,997                1,729,884
   04-01-25               8.00              1,149,372                1,250,847
   07-01-28               5.50              1,550,329                1,579,376
   08-01-28               5.50              1,336,718                1,361,764
   09-01-28               7.50              1,301,865                1,399,785
   12-01-28               7.00              1,507,205                1,612,244
   01-01-29               6.00              1,165,164                1,201,609
   03-01-29               6.50              2,668,357                2,802,272
   04-01-29               5.00              1,816,445                1,816,394
   05-01-29               6.00                808,570                  833,861
   06-01-29               6.00              4,127,222                4,276,834
   06-01-31               7.00              2,417,727                2,567,365
   09-01-31               7.00              2,489,336                2,657,595
   09-01-31               7.50              2,482,157                2,665,949

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   10-01-31               9.50%              $105,937                 $117,187
   11-01-31               6.50              1,025,860                1,073,037
   01-01-32               6.00              1,297,077                1,339,103
   01-01-32               6.50                881,257                  923,241
   03-01-32               7.00                746,267                  795,619
   04-01-32               6.50              2,463,612                2,576,948
   04-01-32               7.00                805,007                  852,724
   05-01-32               6.50              3,888,536                4,066,679
   05-01-32               7.00              2,871,267                3,042,741
   06-01-32               6.50              1,157,942                1,214,336
   08-01-32               6.50              1,349,990                1,412,040
   09-01-32               6.00              1,959,641                2,017,678
   09-01-32               6.50              2,092,415                2,176,939
   10-01-32               5.50                774,399                  786,553
   11-01-32               6.00              3,694,053                3,820,390
   12-01-32               6.00              1,700,839                1,751,211
   01-01-33               5.50              1,008,124                1,023,946
   01-01-33               6.00              2,487,416                2,561,084
   01-01-33               7.00              1,118,949                1,184,761
   02-01-33               5.50              2,283,086                2,323,086
   03-01-33               5.50              2,405,944                2,449,587
   03-01-33               6.50                364,524                  380,841
   04-01-33               5.50             11,388,269               11,588,934
   05-01-33               5.50              5,966,382                6,064,250
   05-01-33               6.00              1,785,748                1,847,224
   06-01-33               5.50              3,333,978                3,384,290
   07-01-33               4.85                724,685(c)               725,193
   07-01-33               5.00              1,451,619                1,453,112
   07-01-33               5.50              3,178,515(h)             3,226,481
   07-01-33               5.50                937,624                  951,774
   08-01-33               5.50              1,222,598                1,241,048
   11-01-33               5.50              2,566,102                2,604,826
   11-01-33               7.00                816,529                  862,132
   01-01-34               6.50                757,248                  790,791
   03-01-34               5.00              1,456,212                1,457,710
   04-01-34               5.00              3,015,836                3,018,158
   09-01-34               4.84              1,876,589(c)             1,893,674
   12-01-34               4.40                980,308(c)               978,005
   06-01-35               6.00              2,400,000(b)             2,466,000
   07-01-35               5.00              5,000,000(b)             4,979,700
  Collateralized Mtge Obligation
   12-25-26               8.00                568,266                  602,441
  Interest Only
   12-25-12              13.29              1,184,065(g)                61,734
   12-25-22               3.19                340,006(g)                46,854
   12-25-31               1.19                784,536(g)               126,498
   12-25-33               6.09                645,778(g)               155,648

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
  Principal Only
   08-25-44               8.28%            $1,125,099(e)              $900,056
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.43                660,527                  674,239
  Series 2005-AA3 Cl 3A1
   05-25-35               5.44              1,275,897                1,297,983
  Series 2005-AA4 Cl B1
   06-25-35               5.40                349,956                  355,151
Govt Natl Mtge Assn
   02-15-30               7.00                265,401                  281,395
   03-15-30               7.00                540,819                  573,411
   12-15-31               6.50                594,523                  623,370
   02-15-32               6.50                693,332                  726,884
   12-15-32               6.00                560,298                  579,391
   07-15-33               5.00                792,273                  799,340
   10-15-33               5.00              1,450,570                1,463,268
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34                408,462(c)               414,617
  Series 2005-AR8 Cl AX1
  Interest Only
   04-25-35               4.50             23,840,000(c,g)             312,900
Master Alternative Loans Trust
  Series 2004-7 Cl 8A1
   08-25-19               5.00                558,848                  561,804
  Series 2004-8 Cl 7A1
   09-25-19               5.00                791,753                  796,203
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,586,723                1,632,601
Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
   05-25-34               4.62                423,872(c)               419,294

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50%            $1,846,561               $1,855,725
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                886,795                  869,387
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              2,312,379                2,387,938
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50                998,481                1,015,977
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57              1,107,812(c)             1,107,878
Total                                                              263,115,909

Total bonds
(Cost: $264,264,572)                                              $265,181,831

Short-term securities (6.0%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
BNP Paribas North America
   06-01-05               3.06%            $6,200,000               $6,199,473
National Australia Funding
   06-16-05               3.01              5,000,000                4,993,311
Variable Funding Capital
   06-16-05               3.02              5,000,000                4,993,289

Total short-term securities
(Cost: $16,187,438)                                                $16,186,073

Total investments in securities
(Cost: $280,452,010)(j)                                           $281,367,904

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,649,112.

(c) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2005.

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2005. At May 31, 2005, the value of inverse floaters represented 0.1% of net assets.

--------------------------------------------------------------------------------
12   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

(e) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at May 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at May 31, 2005.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                         Notional amount

      Purchase contracts
      U.S. Long Bond, Sept. 2005, 20-year                          $12,000,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 2-year                         3,500,000
      U.S. Treasury Note, Sept. 2005, 5-year                         9,300,000
      U.S. Treasury Note, Sept. 2005, 10-year                        2,100,000

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2005:

      Security                  Principal    Settlement   Proceeds       Value
                                  amount        date    receivable
      Federal Natl Mtge Assn
      06-01-20 4.50%           $  400,000      6-16-05  $  394,500  $  398,125
      06-01-35 6.50             2,500,000      6-13-05   2,600,391   2,596,875

(j) At May 31, 2005, the cost of securities for federal income tax purposes was $280,684,949 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 1,749,090
      Unrealized depreciation                                       (1,066,135)
                                                                    ----------
      Net unrealized appreciation                                  $   682,955
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP U.S. Government Mortgage Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $280,452,010)                                                                              $281,367,904
Cash in bank on demand deposit                                                                                       25,120
Capital shares receivable                                                                                            63,467
Dividends and accrued interest receivable                                                                         1,236,570
Receivable for investment securities sold                                                                         9,330,655
                                                                                                                  ---------
Total assets                                                                                                    292,023,716
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                   127,795
Capital shares payable                                                                                              209,772
Payable for investment securities purchased                                                                       7,242,746
Payable for securities purchased on a forward-commitment basis (Note 1)                                          13,649,112
Accrued investment management services fee                                                                           15,255
Accrued distribution fee                                                                                             16,250
Accrued transfer agency fee                                                                                           4,638
Accrued administrative services fee                                                                                   1,467
Other accrued expenses                                                                                               72,589
Forward sale commitments, at value (proceeds receivable $2,994,891) (Note 1)                                      2,995,000
                                                                                                                  ---------
Total liabilities                                                                                                24,334,624
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $267,689,092
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    523,242
Additional paid-in capital                                                                                      266,461,422
Excess of distributions over net investment income                                                                 (186,452)
Accumulated net realized gain (loss)                                                                               (147,719)
Unrealized appreciation (depreciation) on investments                                                             1,038,599
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $267,689,092
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $159,223,769
                                                              Class B                                          $ 97,863,453
                                                              Class C                                          $ 10,556,978
                                                              Class I                                          $      9,924
                                                              Class Y                                          $     34,968
Net asset value per share of outstanding capital stock:       Class A shares           31,128,293              $       5.12
                                                              Class B shares           19,124,334              $       5.12
                                                              Class C shares            2,062,750              $       5.12
                                                              Class I shares                1,942              $       5.11
                                                              Class Y shares                6,838              $       5.11
                                                                                            -----              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP U.S. Government Mortgage Fund

Year ended May 31, 2005
Investment income
Income:
Interest                                                                       $13,576,333
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                               1,532,464
Distribution fee
   Class A                                                                         427,918
   Class B                                                                       1,109,871
   Class C                                                                         125,193
Transfer agency fee                                                                484,311
Incremental transfer agency fee
   Class A                                                                          28,225
   Class B                                                                          31,603
   Class C                                                                           3,447
Service fee -- Class Y                                                                  22
Administrative services fees and expenses                                          152,145
Compensation of board members                                                        9,573
Custodian fees                                                                      72,460
Printing and postage                                                                97,713
Registration fees                                                                   46,824
Audit fees                                                                          21,000
Other                                                                               15,069
                                                                                    ------
Total expenses                                                                   4,157,838
   Expenses waived/reimbursed by AEFC (Note 2)                                    (440,728)
                                                                                  --------
                                                                                 3,717,110
   Earnings credits on cash balances (Note 2)                                      (10,045)
                                                                                   -------
Total net expenses                                                               3,707,065
                                                                                 ---------
Investment income (loss) -- net                                                  9,869,268
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  383,056
   Futures contracts                                                             1,676,423
                                                                                 ---------
Net realized gain (loss) on investments                                          2,059,479
Net change in unrealized appreciation (depreciation) on investments              3,221,638
                                                                                 ---------
Net gain (loss) on investments                                                   5,281,117
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                $15,150,385
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP U.S. Government Mortgage Fund

Year ended May 31,                                                                         2005                     2004
Operations and distributions
Investment income (loss) -- net                                                      $  9,869,268             $  10,971,324
Net realized gain (loss) on investments                                                 2,059,479                (1,761,493)
Net change in unrealized appreciation (depreciation) on investments                     3,221,638                (5,682,907)
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                        15,150,385                 3,526,924
                                                                                       ----------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (6,521,365)               (6,673,492)
      Class B                                                                          (3,367,254)               (3,833,418)
      Class C                                                                            (379,894)                 (435,554)
      Class I                                                                                (414)                     (167)
      Class Y                                                                                (890)                     (414)
   Tax return of capital
      Class A                                                                                  --                  (379,306)
      Class B                                                                                  --                  (217,882)
      Class C                                                                                  --                   (24,756)
      Class I                                                                                  --                        (9)
      Class Y                                                                                  --                       (24)
   Net realized gain
      Class A                                                                                  --                (2,276,411)
      Class B                                                                                  --                (1,733,487)
      Class C                                                                                  --                  (199,554)
      Class Y                                                                                  --                      (142)
                                                                                      -----------               -----------
Total distributions                                                                   (10,269,817)              (15,774,616)
                                                                                      -----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             49,147,666                80,517,965
   Class B shares                                                                      19,159,654                42,305,093
   Class C shares                                                                       1,916,466                 5,501,269
   Class I shares                                                                              --                    44,454
   Class Y shares                                                                          21,761                       500
Reinvestment of distributions at net asset value
   Class A shares                                                                       5,863,503                 8,808,051
   Class B shares                                                                       3,139,154                 5,526,710
   Class C shares                                                                         344,732                   615,962
   Class I shares                                                                              --                        66
   Class Y shares                                                                             464                       111
Payments for redemptions
   Class A shares                                                                     (75,829,038)             (156,430,470)
   Class B shares (Note 2)                                                            (54,952,040)             (114,195,539)
   Class C shares (Note 2)                                                             (6,648,471)              (12,356,331)
   Class I shares                                                                              --                   (34,542)
                                                                                      -----------               -----------
Increase (decrease) in net assets from capital share transactions                     (57,836,149)             (139,696,701)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                               (52,955,581)             (151,944,393)
Net assets at beginning of year                                                       320,644,673               472,589,066
                                                                                      -----------               -----------
Net assets at end of year                                                            $267,689,092             $ 320,644,673
                                                                                     ============             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP U.S. Government Mortgage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mortgage-backed securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) owned 100% of Class I shares, which represents 0.004% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2005, the Fund has entered into outstanding when-issued securities of $13,649,112.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
19   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $383,679 and accumulated net realized loss has been increased by $69,810 resulting in a net reclassification adjustment to decrease paid-in capital by $313,869.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                    2005              2004

Class A
Distributions paid from:
      Ordinary income                               $6,521,365      $8,814,309
      Long-term capital gain                                --         135,594
      Tax return of capital                                 --         379,306
Class B
Distributions paid from:
      Ordinary income                                3,367,254       5,463,649
      Long-term capital gain                                --         103,256
      Tax return of capital                                 --         217,882
Class C
Distributions paid from:
      Ordinary income                                  379,894         623,221
      Long-term capital gain                                --          11,887
      Tax return of capital                                 --          24,756
Class I*
Distributions paid from:
      Ordinary income                                      414             167
      Long-term capital gain                                --              --
      Tax return of capital                                 --               9
Class Y
Distributions paid from:
      Ordinary income                                      890             548
      Long-term capital gain                                --               8
      Tax return of capital                                 --              24

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                         $325,769
Accumulated long-term gain (loss)                                     $113,414
Unrealized appreciation (depreciation)                                $393,040

--------------------------------------------------------------------------------
20   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.52% to 0.395% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
21   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $441,264 for Class A, $177,017 for Class B and $3,125 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 0.95% for Class A, 1.69% for Class B, 1.70% for Class C, 0.62% for Class I and 0.77% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $171,675, $123,480, $13,768 and $25, respectively, and the management fees waived at the Fund level were $131,780. Beginning June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.71% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $10,045 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $399,037,334 and $460,230,683, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2005
                                              Class A         Class B        Class C      Class I      Class Y
Sold                                        9,625,103       3,748,262        374,927           --        4,240
Issued for reinvested distributions         1,147,161         613,952         67,418           --           91
Redeemed                                  (14,862,288)    (10,774,795)    (1,302,715)          --           --
                                          -----------     -----------     ----------       ------        -----
Net increase (decrease)                    (4,090,024)     (6,412,581)      (860,370)          --        4,331
                                          -----------     -----------     ----------       ------        -----

                                                                  Year ended May 31, 2004
                                              Class A         Class B        Class C     Class I*      Class Y
Sold                                       15,645,306       8,226,489      1,069,281        8,629           97
Issued for reinvested distributions         1,719,729       1,078,130        120,137           13           22
Redeemed                                  (30,490,915)    (22,241,050)    (2,408,909)      (6,700)          --
                                          -----------     -----------     ----------       ------        -----
Net increase (decrease)                   (13,125,880)    (12,936,431)    (1,219,491)       1,942          119
                                          -----------     -----------     ----------       ------        -----

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
22   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

At May 31, 2005, investments in securities included securities valued at $355,282 that were pledged as collateral to cover initial margin deposits on 120 open purchase contracts and 149 open sale contracts. The notional market value of the open purchase contracts at May 31, 2005 was $14,092,500 with a net unrealized gain of $146,707. The notional market value of the open sale contracts at May 31, 2005 was $19,763,938 with a net unrealized loss of $23,893. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
23   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.03        $5.19        $5.06         $5.01
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .19          .16          .19           .04
Net gains (losses) (both realized and unrealized)                          .10         (.09)         .16           .04
                                                                         -----        -----        -----         -----
Total from investment operations                                           .29          .07          .35           .08
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.20)        (.16)        (.20)         (.03)
Tax return of capital                                                       --         (.01)          --            --
Distributions from realized gains                                           --         (.06)        (.02)           --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.20)        (.23)        (.22)         (.03)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.12        $5.03        $5.19         $5.06
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $159         $177         $251           $58
Ratio of expenses to average daily net assets(c),(d)                      .95%         .98%         .99%          .95%(e)
Ratio of net investment income (loss) to average daily net assets        3.67%        3.11%        3.31%         2.98%(e)
Portfolio turnover rate (excluding short-term securities)                 137%         163%         227%          200%
Total return(f)                                                          5.78%        1.27%        6.93%         1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.10%, 1.05%, 1.06% and 1.58% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.04        $5.20        $5.07         $5.01
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .15          .12          .15           .03
Net gains (losses) (both realized and unrealized)                          .09         (.09)         .16           .05
                                                                         -----        -----        -----         -----
Total from investment operations                                           .24          .03          .31           .08
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.16)        (.12)        (.16)         (.02)
Tax return of capital                                                       --         (.01)          --            --
Distributions from realized gains                                           --         (.06)        (.02)           --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.16)        (.19)        (.18)         (.02)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.12        $5.04        $5.20         $5.07
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $98         $129         $200           $28
Ratio of expenses to average daily net assets(c),(d)                     1.69%        1.74%        1.75%         1.74%(e)
Ratio of net investment income (loss) to average daily net assets        2.90%        2.35%        2.49%         2.68%(e)
Portfolio turnover rate (excluding short-term securities)                 137%         163%         227%          200%
Total return(f)                                                          4.78%         .52%        6.12%         1.76%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.86%, 1.80%, 1.82% and 2.34% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.04        $5.20        $5.07         $5.01
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .15          .12          .15           .03
Net gains (losses) (both realized and unrealized)                          .09         (.09)         .16           .05
                                                                         -----        -----        -----         -----
Total from investment operations                                           .24          .03          .31           .08
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.16)        (.12)        (.16)         (.02)
Tax return of capital                                                       --         (.01)          --            --
Distributions from realized gains                                           --         (.06)        (.02)           --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.16)        (.19)        (.18)         (.02)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.12        $5.04        $5.20         $5.07
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $11          $15          $22            $5
Ratio of expenses to average daily net assets(c),(d)                     1.70%        1.74%        1.75%         1.73%(e)
Ratio of net investment income (loss) to average daily net assets        2.90%        2.36%        2.50%         2.60%(e)
Portfolio turnover rate (excluding short-term securities)                 137%         163%         227%          200%
Total return(f)                                                          4.79%         .52%        6.12%         1.74%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.85%, 1.80%, 1.82% and 2.34% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $5.03        $5.15
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .20          .05
Net gains (losses) (both realized and unrealized)                          .09         (.11)
                                                                         -----        -----
Total from investment operations                                           .29         (.06)
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.21)        (.06)
                                                                         -----        -----
Net asset value, end of period                                           $5.11        $5.03
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c)                          .62%(d)      .64%(e)
Ratio of net investment income (loss) to average daily net assets        3.99%        3.39%(e)
Portfolio turnover rate (excluding short-term securities)                 137%         163%
Total return(f)                                                          5.92%       (1.38%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.66% for the year ended May 31, 2005.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.03        $5.19        $5.06         $5.01
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .20          .17          .19           .04
Net gains (losses) (both realized and unrealized)                          .08         (.09)         .16           .04
                                                                         -----        -----        -----         -----
Total from investment operations                                           .28          .08          .35           .08
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.20)        (.17)        (.20)         (.03)
Tax return of capital                                                       --         (.01)          --            --
Distributions from realized gains                                           --         (.06)        (.02)           --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.20)        (.24)        (.22)         (.03)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.11        $5.03        $5.19         $5.06
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                      .77%         .81%         .80%          .78%(e)
Ratio of net investment income (loss) to average daily net assets        3.99%        3.29%        3.68%         2.95%(e)
Portfolio turnover rate (excluding short-term securities)                 137%         163%         227%          200%
Total return(f)                                                          5.75%        1.45%        7.10%         1.80%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.94%, 0.87%, 0.88% and 1.40% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GOVERNMENT INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP U.S. Government Mortgage Fund (a series of AXP Government Income Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP U.S. Government Mortgage Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
29   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP U.S. Government Mortgage Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01350
July 26, 2004                                                          0.01300
Aug. 25, 2004                                                          0.01300
Sept. 24, 2004                                                         0.01397
Oct. 25, 2004                                                          0.01500
Nov. 24, 2004                                                          0.01692
Dec. 22, 2004                                                          0.01954
Jan. 27, 2005                                                          0.01617
Feb. 24, 2005                                                          0.01600
March 30, 2005                                                         0.01800
April 28, 2005                                                         0.02000
May 26, 2005                                                           0.02000
Total distributions                                                   $0.19510

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01055
July 26, 2004                                                          0.00975
Aug. 25, 2004                                                          0.00986
Sept. 24, 2004                                                         0.01078
Oct. 25, 2004                                                          0.01174
Nov. 24, 2004                                                          0.01376
Dec. 22, 2004                                                          0.01660
Jan. 27, 2005                                                          0.01231
Feb. 24, 2005                                                          0.01305
March 30, 2005                                                         0.01445
April 28, 2005                                                         0.01697
May 26, 2005                                                           0.01718
Total distributions                                                   $0.15700

--------------------------------------------------------------------------------
30   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01044
July 26, 2004                                                          0.00978
Aug. 25, 2004                                                          0.00987
Sept. 24, 2004                                                         0.01080
Oct. 25, 2004                                                          0.01174
Nov. 24, 2004                                                          0.01377
Dec. 22, 2004                                                          0.01661
Jan. 27, 2005                                                          0.01232
Feb. 24, 2005                                                          0.01306
March 30, 2005                                                         0.01445
April 28, 2005                                                         0.01698
May 26, 2005                                                           0.01722
Total distributions                                                   $0.15704

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01423
July 26, 2004                                                          0.01428
Aug. 25, 2004                                                          0.01423
Sept. 24, 2004                                                         0.01575
Oct. 25, 2004                                                          0.01644
Nov. 24, 2004                                                          0.01830
Dec. 22, 2004                                                          0.02083
Jan. 27, 2005                                                          0.01735
Feb. 24, 2005                                                          0.01730
March 30, 2005                                                         0.01958
April 28, 2005                                                         0.02134
May 26, 2005                                                           0.02132
Total distributions                                                   $0.21095

--------------------------------------------------------------------------------
31   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
June 25, 2004                                                         $0.01376
July 26, 2004                                                          0.01389
Aug. 25, 2004                                                          0.01373
Sept. 24, 2004                                                         0.01471
Oct. 25, 2004                                                          0.01577
Nov. 24, 2004                                                          0.01766
Dec. 22, 2004                                                          0.02024
Jan. 27, 2005                                                          0.01709
Feb. 24, 2005                                                          0.01671
March 30, 2005                                                         0.01885
April 28, 2005                                                         0.02072
May 26, 2005                                                           0.02043
Total distributions                                                   $0.20356

--------------------------------------------------------------------------------
32   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses           Annualized
                                                  account value        account value   paid during            expense
                                                  Dec. 1, 2004         May 31, 2005    the period(a)           ratio
Class A
     Actual(b)                                       $1,000              $1,021.40       $4.79(c)              .95%
     Hypothetical (5% return before expenses)        $1,000              $1,020.19       $4.78(c)              .95%
Class B
     Actual(b)                                       $1,000              $1,017.70       $8.55(c)             1.70%
     Hypothetical (5% return before expenses)        $1,000              $1,016.45       $8.55(c)             1.70%
Class C
     Actual(b)                                       $1,000              $1,017.70       $8.55(c)             1.70%
     Hypothetical (5% return before expenses)        $1,000              $1,016.45       $8.55(c)             1.70%
Class I
     Actual(b)                                       $1,000              $1,023.10       $3.13(c)              .62%
     Hypothetical (5% return before expenses)        $1,000              $1,021.84       $3.13(c)              .62%
Class Y
     Actual(b)                                       $1,000              $1,020.30       $3.88(c)              .77%
     Hypothetical (5% return before expenses)        $1,000              $1,021.09       $3.88(c)              .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +2.14% for Class A, +1.77% for Class B, +1.77% for Class C, +2.31% for Class I and +2.03% for Class Y.

(c) Beginning June 1, 2005, AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Under this agreement, net expenses will not exceed 0.89% for Class A; 1.64% for Class B; 1.64% for Class C; 0.59% for Class I and 0.71% for Class Y. If this agreement had been in place for the entire six-month period ended May 31, 2005, the actual expenses paid would have been: $4.49 for Class A, $8.25 for Class B, $8.25 for Class C, $2.98 for Class I and $3.58 for Class Y; the hypothetical expenses paid would have been: $4.48 for Class A, $8.25 for Class B, $8.25 for Class C, $2.97 for Class I and $3.58 for Class Y.

--------------------------------------------------------------------------------
34   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
35   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
38   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are slightly higher than the median for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   ---   AXP U.S. GOVERNMENT MORTGAGE FUND   ---   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Government Income Series, Inc. were as follows:

                        2005 - $31,875;                       2004 - $28,773

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Government Income Series, Inc. were as follows:

                        2005 - $454;                          2004 - $579

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP Government Income Series, Inc. were as follows:

                        2005 - $5,278;                        2004 - $5,450

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for AXP Government Income Series, Inc. were as follows:

                        2005 - $949;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $75,900;                       2004 - $71,000

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

* 2004 represents bills paid 6/1/03 - 5/31/04
  2005 represents bills paid 6/1/04 - 5/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Government Income Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2005